                       ASSIGNMENT OF PARTNERSHIP INTEREST
                 to Tender Units of Limited Partnership Interest
                                       of
                     High Equity Partners L.P. -- Series 88
                        Pursuant to the Offer to Purchase
                              Dated March 12, 1998
                          As Amended From Time to Time
                                       of
                             OLYMPIA INVESTORS, L.P.





================================================================================

          THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD WILL EXPIRE
                    AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON
                  APRIL 8, 1998, UNLESS THE OFFER IS EXTENDED.

================================================================================

         Limited Partners desiring to tender their Units should complete and sign this Assignment of Partnership Interest, and forward it to the Depositary at one of the addresses set forth below together with all certificates representing their interests in Units tendered ("Certificates"). Instructions for completing this Assignment of Partnership Interest are included herein, along with a pre-addressed envelope to the Depositary.


                        The Depositary for the Offer is:
                        HARRIS TRUST COMPANY OF NEW YORK

       By Mail:                   To Confirm:            By Hand/Overnight
                                                              Delivery:

  Wall Street Station           (212) 701-7624             Receive Window
     P.O. Box 1023                                       Wall Street Plaza
New York, NY 10268-1023                              88 Pine Street, 19th Floor
                                                      New York, New York 10005

         If you have any questions or need assistance in completing this Assignment of Partnership Interest, please call the Information Agent, Beacon Hill Partners, Inc. at (212) 843-8500 (collect) or (800) 301-8755 (toll free).

         Delivery of this Assignment of Partnership Interest or any other required documents to an address other than those set forth above does not constitute valid delivery.

               PLEASE CAREFULLY READ THE ACCOMPANYING INSTRUCTIONS

         Capitalized terms used herein and not defined shall have the meanings given to them in the Olympia Investors, L.P. Offer to Purchase Limited Partnership Units of High Equity Partners L.P. -- Series 88, dated March 12, 1998 (as it may be amended from time to time, the "Offer to Purchase").

         The undersigned hereby tenders to Olympia Investors, L.P., a Delaware limited partnership (the "Purchaser"), the number of the undersigned's units of limited partnership interest specified in the signature box (together with the Certificates, "Units") in High Equity Partners L.P. -Series 88, a Delaware limited partnership (the "Partnership"), at a price of $120.00 per Unit, net to the seller in cash, without interest, less the amount of distributions per Unit, if any (other than distributions of Adjusted Cash from Operations, as defined in the Partnership Agreement), made by the Partnership from the date of the Offer to Purchase until the Payment Date, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Assignment of Partnership Interest (which, together with any supplements or amendments, collectively constitute the "Offer"). The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more persons, the right to purchase Units tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice the rights of tendering Limited Partners to receive payment for Units validly tendered and accepted for payment pursuant to the Offer. Limited Partners who tender their Units will not be obligated to pay any commissions or Partnership transfer fees in connection with such tender.

         The undersigned understands that if more than 148,500 Units are validly tendered prior to or on the Expiration Date and not properly withdrawn, the Purchaser will, upon the terms of the Offer, accept for payment from among those tendered Units 148,500 Units on a pro rata basis based upon the number of the tendered Units with adjustments to avoid purchases of certain fractional Units and subject to the transfer requirements of the Partnership Agreement.

         Subject to and effective upon acceptance for payment of and payment for the Units tendered hereby, the undersigned hereby sells, assigns, and transfers to or upon the order of the Purchaser all right, title, proxy and interest in and to all of the Units tendered hereby (including the related Certificates), including, without limitation, all rights in, and claims to, any voting rights, rights to be substituted as a Limited Partner of the Partnership, Partnership profits and losses, cash distributions and other benefits of any nature whatsoever distributable or allocable or otherwise to such tendered Units under the Partnership Agreement; provided, that if proration of tendered Units is required as described in Section 1 of the Offer to Purchase, this Assignment of Partnership Interest shall be effective to transfer to the Purchaser only that number of the undersigned's Units as is accepted for payment and thereby purchased by the Purchaser. The undersigned understands that upon acceptance for payment of and payment for the Units tendered by the undersigned, the Purchaser will seek admission to the Partnership as a Limited Partner in substitution for the undersigned as to all Units tendered by the undersigned. If, however, proration of tendered Units is required and as a result the Purchaser accepts for payment and thereby purchases less than all of the undersigned's Units tendered hereby, the undersigned may continue to be a Limited Partner with respect to Units tendered by the undersigned that are not purchased. By executing and delivering this Assignment of Partnership Interest, the undersigned, being a tendering Limited Partner, expressly intends the Purchaser to become a Limited Partner.

         The undersigned understands and hereby acknowledges and agrees that the Purchaser shall be entitled to (i) deduct from the Purchase Price all distributions of cash or other property from the Partnership (other than distributions of Adjusted Cash from Operations) attributable to the transferred Units that are made on or after March 12, 1998, without regard to whether the record date for any such distribution may be a date after or prior to the date of transfer and (ii) receive all Partnership distributions after the Payment Date.

         By executing and delivering this Assignment of Partnership Interest, a tendering Limited Partner irrevocably appoints the Purchaser, its general partner and any designees of the Purchaser and of each of them as such Limited Partner's proxies, with full power of substitution, to the full extent of such Limited Partner's rights with respect to the Units tendered by such Limited Partner and accepted for payment by the Purchaser including, without limitation, to deliver such Units and transfer ownership of such Units on the Partnership's books maintained by the general partners of the Partnership and to become a substituted Limited Partner and to receive all benefits and otherwise exercise all rights of beneficial ownership of such Units and as a Limited Partner of the Partnership, all in accordance with the terms of the Offer. All such proxies shall be considered irrevocable and coupled with an interest in the tendered Units. Such appointment will be effective when, and only to the extent that, the Purchaser accepts such Units for payment. Upon such acceptance for payment pursuant to the Offer, all prior proxies given by such Limited Partner with respect to such Units will be revoked without further action, and no subsequent proxies may be given nor any subsequent written consent executed (and, if given or executed, will not be deemed effective). The Purchaser, its general partner and any designees of the Purchaser will, with respect to the Units for which such appointment is effective, be empowered to exercise all voting and other rights of such Limited Partner as they in their sole discretion may deem proper at any meeting of Limited Partners or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. The Purchaser may assign such proxy to any person with or without assigning the related Units with respect to which such proxy was granted. The Purchaser reserves the right to require that, in order for a Unit to be deemed validly tendered, immediately upon the Purchaser's payment for such Unit, the Purchaser must be able to exercise full voting rights with respect to such Unit and other securities, including voting at any meeting of Limited Partners.

         By executing and delivering the Assignment of Partnership Interest, a tendering Limited Partner also irrevocably constitutes and appoints the Purchaser, its general partner and any designees of the Purchaser as the Limited Partner's attorneys-in-fact, each with full power of substitution to the full extent of the Limited Partner's rights with respect to the Units tendered by the Limited Partner and accepted for payment by the Purchaser. Such appointment will be effective when, and only to the extent that, the Purchaser accepts the tendered Units for payment. Upon such acceptance for payment, all prior powers of attorney granted by the Limited Partner with respect to such Units will, without further action, be revoked, and no subsequent powers of attorney may be granted (and if granted will not be effective). Pursuant to such appointment as attorneys-in-fact, the Purchaser, its general partner and any designees of the Purchaser each will have the power, among other things, (i) to seek to transfer ownership of such Units on the Partnership's books (and execute and deliver any accompanying evidences of transfer and authenticity any of them may deem necessary or appropriate in connection therewith, including, without limitation, any documents or instruments required to be executed under a "Transferor's (Seller's) Application for Transfer" created by the NASD, if required), (ii) upon receipt by the Depositary (as the tendering Limited Partner's agent) of the Purchase Price, to receive any and all distributions made by the Partnership, and to receive all benefits and otherwise exercise all rights of beneficial ownership of such Units in accordance with the terms of the Offer, (iii) to execute and deliver to the Partnership and/or its general partners a change of address form instructing the Partnership to send any and all future distributions to which the Purchaser is entitled pursuant to the terms of the Offer, in respect of tendered Units to the address specified in such form, and
(iv) to endorse any check payable to or upon the order of such Limited Partner representing a distribution to which the Purchaser is entitled pursuant to the terms of the Offer, in each case on behalf of the tendering Limited Partner. If legal title to the Units is held through an IRA or KEOGH or similar account, the Limited Partner understands that this Assignment of Partnership Interest must be signed by the custodian of such IRA or KEOGH and the Limited Partner hereby authorizes and directs the custodian of such IRA or KEOGH to confirm this Assignment of Partnership Interest. This Power of Attorney shall not be affected by the subsequent mental disability of the Limited Partner, and the Purchaser shall not be required to post bond in any nature in connection with this Power of Attorney. The Purchaser may assign such Power of Attorney to any person with or without assigning the related Units with respect to which such Power of Attorney was granted.

         The undersigned hereby represents and warrants that the undersigned owns the Units tendered hereby and has full power and authority to validly tender, sell, assign and transfer the Units tendered hereby and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such Units will not be subject to any adverse claims and that the transfer and assignment contemplated herein are in compliance with all applicable laws and regulations. The undersigned further represents and warrants that the undersigned is a "United States person," as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "Code"), or if the undersigned is not a United States person, the undersigned does not own beneficially or of record more than 5% of the outstanding Units. Upon request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the assignment, transfer and purchase of Units tendered hereby and otherwise in order to complete the transactions, transfers and admissions to the Partnership contemplated herein.

         The undersigned understands that a tender of Units pursuant to the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

         The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Units tendered hereby. If any tendered Units are not purchased for any reason, the Assignment of Partnership Interest shall be effective to transfer to the Purchaser only that number of Units as is accepted and thereby purchased by the Purchaser, and the Certificates (or, if necessary, new certificates) representing such unpurchased Units shall be returned.

         Upon acceptance of Units by the Purchaser, the Purchaser agrees to be bound by all of the terms and provisions of the Partnership Agreement.

                         SIGN HERE TO TENDER YOUR UNITS
                PLEASE BE SURE TO COMPLETE ALL APPLICABLE BLANKS

       By executing this document in the space provided below, the undersigned hereby: (i) evidences the Limited Partner's agreement to and acceptance of all of the terms, provisions and matters set forth in this Assignment of Partnership Interest and in the Offer to Purchase and (ii) tenders the number of Units specified below pursuant to the terms of the Offer. The undersigned hereby acknowledges and certifies, under penalty of perjury, to all of the foregoing and that the information and representations set forth below and provided in Boxes A, B and C of this Assignment of Partnership Interest, which have been duly completed by the undersigned, are true and correct as of the date hereof.



  X                                               Address:
   ------------------------------------------             ----------------------------------------------------
      Signature of Limited Partner - Date


  ------------------------------------------             ----------------------------------------------------
           Printed Name of Limited Partner                                           (Include Zip Code)

                                                         (The address provided above must be the registered
  X                                                      address of the Limited Partner.)
   ------------------------------------------
       Signature of Limited Partner - Date
                                                         Telephone (Day) (     )
  -----------------------------------------                               ----- ------------------------------
           Printed Name of Limited Partner               Telephone (Eve) (     )
                                                                          ----- ------------------------------

  Capacity (Full Title):________________________         Total Number of                Number of Units
                                                         Units Owned:                   Tendered:
                                                                     --------------              -------------

--------------------------------------------------------------------------------------------------------------

                                                GUARANTEE OF SIGNATURE(S)

  Authorized
  Signature:                                             Name of Eligible Institution:
  ------------------------------------------                                          ------------------------

  Name:                                                  Address:
       -------------------------------------                     ---------------------------------------------
  Date:                                                  Telephone:(     )
       -------------------------------------                        ----- ------------------------------------
==============================================================================================================

                                TAX CERTIFICATES


                                      BOX A

                               SUBSTITUTE FORM W-9
                               (See Instruction 4)

      The person signing this Assignment of Partnership Interest hereby certifies to the Purchaser under penalties of perjury:

  Part 1 - The Taxpayer Identification Number (TIN) furnished in the space below is the correct TIN of the Limited Partner;

              TIN:
                   ----------------------

  Part 2 - If no TIN is provided in the space above and this box |_| is checked, the Limited Partner has applied for a TIN, a TIN has not been issued to the Limited Partner and either (i) the Limited Partner has mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service ("IRS") Center or Social Security Administration office or (ii) the Limited Partner intends to mail or deliver an application in the near future and it is understood that if the Limited Partner does not provide a TIN to the Purchaser within 60 days, 31% of all reportable payments made to the Limited Partner thereafter will be withheld until a TIN is provided to the Purchaser; and

  Part 3 - Unless this box |_| is checked, the Limited Partner is NOT subject to backup withholding either because the Limited Partner (i) is exempt from backholding, (ii) has not been notified by the IRS that the Limited Partner is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) has been notified by the IRS that such Limited Partner is no longer subject to backup withholding.

================================================================================

                                      BOX B

              FIRPTA AFFIDAVIT - CERTIFICATE OF NON-FOREIGN STATUS

         Under Section 1445(c)(5) of the Code and Treas. Reg. 1.1445-IIT(d), a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the Purchaser that no withholding is required with respect to the Limited Partner's interest in the Partnership, the person signing this Assignment of Partnership Interest hereby certifies the following under penalties of perjury:

  Part 1 - Unless this box |_| is checked, the Limited Partner is a U.S. citizen or a resident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and Income Tax Regulations);

  Part 2 - The name of the Limited Partner is ________________________________;

  Part 3 - The Limited Partner's Social Security Number (for individuals) or Employer Identification Number (for non- individuals) is
_________________________; and

  Part 4 - The Limited Partner's home address (in the case of an individual) or office address (in the case of an entity) is

---------------------------------------------------------------------------- .


================================================================================




              STATEMENT OF DESTROYED, LOST OR STOLEN CERTIFICATE(S)
                      (If Required - See Instruction No. 8)
           TO BE COMPLETED ONLY IF YOU CANNOT LOCATE YOUR CERTIFICATES

  The undersigned person(s) hereby represents, warrants, acknowledges and agrees under penalty of perjury as follows:

         I am the lawful owner of Certificate(s) representing the number of Units referred to above. The Certificate(s) has (have) not been endorsed, cashed, negotiated, transferred, assigned, or otherwise disposed of. I have made a diligent search for the Certificate(s) and have been unable to find it (them), and make this Statement to the Purchaser, the Partnership and the general partners thereof for the purpose of inducing the acceptance of tender of the Certificate(s) without surrender of the Certificate(s), and hereby agree to surrender the Certificate(s) for cancellation should I at any time find the Certificate(s). In consideration of the proceeds of tendering the Units and the Certificate(s), I agree to completely indemnify, protect and save harmless the Purchaser, the Partnership, the general partners thereof, the Depositary, and each of their respective agents and affiliates, and any other party to the transaction (collectively, the "Obligees") from and against all loss, costs and damages, including, without limitation, court costs and attorneys' fees, which they may be subject to or liable for in respect of the cancellation and replacement of the Certificate(s), and the distribution of the proceeds of the Certificate(s). The rights accruing to the Obligees under the preceding sentences shall not be limited by the negligence, inadvertence, accident, oversight or their failure to inquire into, contest, or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may occur or have occurred.


  X                                               Address:
   ------------------------------------------             ----------------------------------------------------
      Signature of Limited Partner - Date


  ------------------------------------------             ----------------------------------------------------
           Printed Name of Limited Partner                                           (Include Zip Code)

                                                         (The address provided above must be the registered
  X                                                      address of the Limited Partner.)
   ------------------------------------------
       Signature of Limited Partner - Date
                                                         Telephone (Day) (     )
  -----------------------------------------                               ----- ------------------------------
           Printed Name of Limited Partner               Telephone (Eve) (     )
                                                                          ----- ------------------------------

  Capacity (Full Title):________________________         Total Number of                Number of Units
                                                         Units Owned:                   Tendered:
                                                                     --------------              -------------

--------------------------------------------------------------------------------------------------------------

                                                GUARANTEE OF SIGNATURE(S)

  Authorized
  Signature:                                             Name of Eligible Institution:
  ------------------------------------------                                          ------------------------

  Name:                                                  Address:
       -------------------------------------                     ---------------------------------------------
  Date:                                                  Telephone:(     )
       -------------------------------------                        ----- ------------------------------------
==============================================================================================================

                           INSTRUCTIONS FOR COMPLETING
                       ASSIGNMENT OF PARTNERSHIP INTEREST
                                       for
                     HIGH EQUITY PARTNERS L.P. -- SERIES 88
                Forming Part of Terms and Conditions of the Offer

      FOR ASSISTANCE IN COMPLETING THIS ASSIGNMENT OF PARTNERSHIP INTEREST, PLEASE CALL: BEACON HILL PARTNERS, INC. AT (212) 843-8500 (COLLECT) OR
                           (800) 301-8755 (TOLL FREE).

  1. Delivery of Assignment of Partnership Interest. For convenience in responding to the Offer, a pre-addressed envelope has been enclosed with the Offer to Purchase. To ensure the Depository's receipt of the Assignment of Partnership Interest along with any and all Certificates, it is suggested that you use an overnight courier or, if the Assignment of Partnership Interest is to be delivered by United States mail, that you use certified or registered mail, return receipt requested. The method of delivery of the Assignment of Partnership Interest and all other required documents is at the option and risk of the tendering Limited Partner and delivery will be deemed made only when actually received by the Depositary. In all cases, sufficient time should be allowed to assure timely delivery.

         To be effective, a properly completed and duly executed original Assignment of Partnership Interest along with any and all Certificates, any required signature guarantees and any other required documents must be received by the Depository at one of its addresses set forth below prior to 12:00 Midnight, New York City time on Wednesday April 8, 1998, unless extended (the "Expiration Date").

  By Mail:                          HARRIS TRUST COMPANY OF NEW YORK
                                    Wall Street Station
                                    P.O. Box 1023
                                    New York, New York 10268-1023

  By Hand/Overnight Delivery:       HARRIS TRUST COMPANY OF NEW YORK
                                    Receive Window
                                    Wall Street Plaza
                                    88 Pine Street, 19th Floor
                                    New York, New York 10005

  To Confirm:                       (212) 701-7624

         Please note that a tendering beneficial owner of Units whose Units are owned of record by an IRA or other qualified plan will not receive direct payment of the Purchase Price; rather, payment will be made to the custodian of such account or plan.

  2. Signatures on Assignment of Partnership Interest. If the Assignment of Partnership Interest is signed by the registered holder(s) of the Units tendered hereby, the signature(s) must correspond exactly with the name(s) as shown on the records of the Partnership without alteration, enlargement or any change whatsoever.

         If the Assignment of Partnership Interest is signed by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Depositary and the Purchaser of their authority so to act must be submitted (see Instruction 3). With respect to most trusts, generally only the signature of the named trustee will be required. For Units held in a custodial account for minors, only the signature of the custodian will be required.

         For IRA custodial accounts, the beneficial owner should return the executed Assignment of Partnership Interest to the Depository as specified in Instruction 1 herein. Such Assignment of Partnership Interest will then be forwarded by the Depository to the custodian for additional execution. Such Assignment of Partnership Interest will not be considered duly completed until after it has been executed by the custodian.

         If any tendered Units are registered in different names, it will be necessary to complete, sign and submit as many separate Assignment of Partnership Interests as there are different registrations of certificates.

         All signatures on the Assignment of Partnership Interest must be medallion guaranteed by a commercial bank, savings bank, credit union, savings and loan association or trust company having an office, branch or agency in the United States, a brokerage firm that is a member of a registered national securities exchange or member of the National Association of Securities Dealers, Inc. (each, an "Eligible Institution").

  3. Documentation Requirements. In addition to information required to be completed on the Assignment of Partnership Interest, additional documentation may be required by the Purchaser under certain circumstances including, but not limited to those listed below. Questions on documentation should be directed to Beacon Hill Partners, Inc. at (212) 843-8500 (collect) or (800) 301-8755 (toll free).

  Deceased Owner (Joint Tenant)     Certified copy of death certificate.

  Deceased Owner (Others) Certified copy of death certificate (See also Executor/Administrator/Guardian below).

  Executor/Administrator/Guardian   (a)      Certified copies of court appointment documents for executor or administrator dated within  60 days of the date of execution of the Assignment of Partnership
                                             Interest; and

                                    (b)      Copy of applicable provisions of the will (title page, executor(s)' powers, asset distribution); OR

                                    (c)      Certified copy of estate distribution documents.

  Attorney-In-Fact                           Current power of attorney.

  Corporations/Partnerships                  Certified copy of corporate resolution(s) (with raised corporate seal) or other evidence of authority to act. Partnerships should furnish copy of their partnership agreement.

  Trust/Pension                              Plans Copy of cover page of the trust or pension plan, along with copy of the section(s) setting forth names and powers of trustee(s) and any amendments to such sections or appointment of successor trustee(s).

                                             All signatures must be medallion guaranteed.

  4. U.S. Persons. A limited Partner who or which is a United States citizen or a resident alien individual, a domestic corporation, a domestic partnership, a domestic trust or a domestic estate (collectively, "United States persons") as those are defined in the Code and Income Tax Regulations, should follow the instructions with respect to certifying Boxes A and B.

         Taxpayer Identification Number. To avoid 31% federal income tax withholding, the Limited Partner or other payee must provide the Depository with the Limited Partner's correct TIN in the blanks provided for that purpose in Boxes A and B. In the case of an individual person, such person's social security number is his or her TIN.

         WHEN DETERMINING THE TIN TO BE FURNISHED, PLEASE NOTE : Individual accounts should reflect their own TIN; joint accounts should reflect the TIN of the person whose name appears first; trust accounts should reflect the TIN assigned to the Trust; custodial accounts for the benefit of minors should reflect the TIN of the minor; corporations or other businesses should reflect the TIN assigned to that entity.

         Substitute Form W-9 - Box A. Each tendering Limited Partner is required to provide the Depositary with a correct TIN on Substitute Form W-9 and to certify, under penalties of perjury, that (i) the TIN provided on Substitute Form W-9 is correct (or that such Limited Partner is awaiting a TIN) and (ii) the Limited Partner either (a) is exempt from backup withholding, (b) has not been notified by the IRS that the Limited Partner is subject to backup withholding as a result of a failure to report all interest or dividends or (c) has been notified by the IRS that the Limited Partner is no longer subject to backup withholding. Failure to provide the information on the form may subject the tendering Limited Partner to 31% federal income tax withholding on the payments made to the Limited Partner or other payee with respect to Units purchased pursuant to the Offer.

         The box in Box A, Part 2 of the form may be checked if the tendering Limited Partner has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, backup withholding, if applicable, will begin 7 days after the Depositary receives an Awaiting TIN Certification and will continue until the Limited Partner's TIN is provided to the Depositary. If within 60 days the Depositary receives the Limited Partner's TIN on a new IRS Form W-9 or copy of the Substitute Form W-9 provided above, the Depositary will return amounts withheld through the date such IRS Form W-9 or Substitute Form W-9 is received.

         DO NOT CHECK THE BOX IN BOX A, PART 3 UNLESS YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.

         FIRPTA Affidavit - Box B. To avoid potential withholding of tax pursuant to Section 1445 of the Code in an amount equal to 10% of the purchase price for Units purchased pursuant to the Offer, plus the amount of any liabilities of the Partnership allocable to such Units, each Limited Partner who or which is a United States person must complete the FIRPTA Affidavit stating, under penalties of perjury, such Limited Partner's TIN and address, and that such Limited Partner is not a foreign person. Tax withheld under Section 1445 of the Code is not an additional tax. If withholding results in an overpayment of tax, a refund may be obtained from the IRS. CHECK THE BOX IN BOX B, PART 1 ONLY IF YOU ARE NOT A U.S. PERSON AS DESCRIBED THEREIN.

  5. Foreign Persons. In order for a Limited Partner who is a foreign person (i.e., not a United States person as defined in Instruction 4 above) to qualify as exempt from 31% backup withholding, such foreign Limited Partner must complete and deliver to the Depository, along with the Assignment of Partnership Interest, Substitute Form W-8 which can be obtained from the Information Agent.

  6. Conditional Tenders. No alternative, conditional or contingent tenders will be accepted.

  7. Number of Units Tendered; Minimum Tenders; Partial Tenders. ASSIGNMENTS OF PARTNERSHIP INTEREST WHICH HAVE BEEN DULY EXECUTED, BUT WHERE NO INDICATION IS MARKED IN THE "NUMBER OF UNITS TENDERED" COLUMN IN THE SIGNATURE BOX, SHALL BE DEEMED TO HAVE TENDERED ALL UNITS PURSUANT TO THE OFFER. ALL UNITS REPRESENTED BY CERTIFICATES DELIVERED TO THE DEPOSITORY WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED. If fewer than all the Units evidenced by any Certificate submitted are to be tendered, new Certificate(s) for the remainder of the Units that were evidenced by the old Certificate(s) will be sent to the tendering Limited Partner as soon as practicable after the expiration of the Offer. A Limited Partner may tender any or all of the Units owned by that Limited Partner, provided, however, in order for the transfer to be valid, a minimum of 10 Units or, if Units are tendered by an IRA or KEOGH, 4 Units, must be sold pursuant to the Offer and provided further that a Limited Partner must sell all of his Units if he would otherwise retain less than 10 Units or, in the case of an IRA or KEOGH, 4 Units (8 Units for residents of Iowa). No fractional Units will be purchased (except from a Limited Partner who is tendering all of the Units owned by that Limited Partner). All tendering Limited Partners, by execution of the Assignment of Partnership Interest (or facsimile thereof), waive any right to receive any notice of the acceptance of their Units for payment.

  8. Statement of Destroyed, Lost or Stolen Certificate(s). If the Limited Partner is unable to locate any of the Certificates representing Units to be tendered, the Limited Partner must complete, sign and have medallion guaranteed the Statement of Destroyed, Lost or Stolen Certificate(s) (the "Statement") set forth above.

  9. Assignee Status. Assignees must provide documentation to the Depository which demonstrates, to the satisfaction of the Purchaser, such person's status as an assignee.

  10. Validity of Assignment of Partnership Interest. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Assignment of Partnership Interest will be determined by the Purchaser and such determination will be final and binding. The Purchaser's interpretation of the terms and conditions of the Offer (including these Instructions for the Assignment of Partnership Interest) also will be final and binding. The Purchaser will have the right to waive any irregularities or conditions as to the manner of tendering. And any irregularities in connection with tenders must be cured within such time as the Purchaser shall determine unless waived by it.

         The Assignment of Partnership Interest will not be valid unless and until any irregularities have been cured or waived. Neither the Purchaser, the Depository nor the Information Agent are under any duty to give notification of any defects in an Assignment of Partnership Interest and will incur no liability for failure to give such notification.

  11. Requests for Assistance and Additional Copies. Questions or requests for assistance may be directed to the Information Agent, Beacon Hill Partners, Inc. at (212) 843-8500 (collect) or (800) 301-8755 (toll free). Copies of the Offer to Purchase and the Assignment of Partnership Interest may be obtained from the Information Agent by calling either number.

  12. Inadequate Space. If the space provided herein is inadequate, additional information may be provided on a separate schedule signed and attached hereto.

         IMPORTANT: A PROPERLY COMPLETED AND DULY EXECUTED ASSIGNMENT OF PARTNERSHIP INTEREST (ALONG WITH AND ANY AND ALL CERTIFICATES, AND ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME ON WEDNESDAY, APRIL 8, 1998, UNLESS EXTENDED.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, in order to prevent backup withholding on amounts payable to a Limited Partner whose tendered Units are accepted for payment, such Limited Partner is required to provide the Depositary with such Limited Partner's correct TIN on Substitute Form W-9 above or otherwise establish a basis for exemption from backup withholding. If the Depositary is not provided with the correct TIN, the Limited Partner or other payee may be subject to penalties imposed by the IRS. In addition, payments that are made to such Limited Partner or other payee with respect to Units purchased pursuant to the Offer may be subject to backup withholding.

         Certain Limited Partners (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Limited Partners should indicate their exempt status on Substitute Form W-9. In order for a foreign person to qualify as an exempt recipient, that Limited Partner must deliver to the Depositary a Substitute Form W-8, signed under penalties of perjury, attesting to that Limited Partner's exempt status.

         If backup withholding applies, the Depositary is required to withhold 31% of any reportable payments made to the Limited Partner or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.